Northwestern Mutual Series Fund, Inc.

Index 600 Stock Portfolio
Supplement Dated October 25, 2024 to the

Summary Prospectus for the Index 600 Stock Portfolio Dated May 1, 2024
The following information supplements the Summary Prospectus for the Index 600 Stock Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2024 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update – Index 600 Stock Portfolio
Effective on September 24, 2024, Brent Reeder no longer serves as a co-portfolio manager for the Index 600 Stock Portfolio (the “Portfolio”). Lucy Johnston has joined Keith Carroll as co-portfolio managers for the Portfolio. Accordingly, the “Portfolio Managers” information set forth in the Summary Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:
“Portfolio Managers:   Keith Carroll, Portfolio Manager, joined Northern Trust in 2007 and has managed the Portfolio since 2021.
Lucy Johnston, Portfolio Manager, joined Northern Trust in 1997 and has managed the Portfolio since September 2024.”
Please retain this Supplement for future reference.